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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS FOURTH QUARTER AND FULL YEAR 2025 FINANCIAL RESULTS
AND INTRODUCES 2026 FINANCIAL GUIDANCE
●
Q4 2025 GAAP diluted EPS of $0.85,
compared to $0.74 GAAP diluted EPS in Q4 2024
●
Q4 2025 non-GAAP diluted EPS of $1.34,
compared to $1.19 non-GAAP diluted EPS in Q4 2024
●
2026 non-GAAP diluted EPS expected to be in the range of $5.23 to $5.37, with total sales growth expected to
be 3-5%
MELVILLE, N.Y.,
February 24, 2026
–
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the fourth quarter ended
December 27, 2025.
“Our fourth-quarter sales reflect continuing momentum resulting in the highest sales growth in 15 quarters.
We are
pleased with the sales results across all our businesses, particularly our global equipment, specialty products and technology
businesses. This drove our strong fourth-quarter earnings which exceeded the increased 2025 financial guidance we provided
in our third quarter earnings release,” said Stanley M. Bergman, Chairman of the
Board and Chief Executive Officer of
Henry Schein.
“The growth we have achieved,
especially over the second half of 2025, demonstrates the effective execution of our
2025-2027 BOLD+1 strategic plan, and positions us well for the future. Our 2026 financial guidance underscores sustained
growth through continued strong execution of these strategies,” added
Mr. Bergman. “I am excited that Fred Lowery will join
Henry Schein as our CEO next week and believe that he will lead Henry
Schein to even greater success.”
Fourth Quarter 2025 Financial Results
●
Total
net sales
for the quarter were $3.4 billion.
Total net sales increased 7.7% compared with the fourth quarter of
2024 and reflects 4.9% internal sales growth, 0.9% sales growth from acquisitions, and a 1.9% increase resulting
from foreign currency exchange.
Fourth-quarter sales growth is detailed in Exhibit A
1 .
●
Global Distribution and Value-Added Services sales
for the quarter increased 7.0%, and by 5.2% in constant
currencies compared with the fourth quarter of 2024. The main components are:
● Global Dental Distribution merchandise sales
for the quarter increased 6.4%, and by 3.7% in constant
currencies, compared with the fourth quarter of 2024, reflecting continuing strong sales momentum from the
prior quarter.

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● Global Dental Distribution equipment sales
for the quarter increased 12.2%, and by 9.1% in constant
currencies, compared with the fourth quarter of 2024, with strong growth particularly in the U.S., Germany,
Brazil, Canada and Australia.
● Global Medical Distribution sales
for the quarter increased 4.9%, and by 4.8% in constant currencies, compared with the fourth quarter of 2024, reflecting good underlying growth in medical products despite
softness in the respiratory product category.
● Global Value-Added Services sales for the quarter increased 9.6%, and by 8.5% in constant currencies, compared with the fourth quarter of 2024,
with sales growth driven by consulting services.
●
Global Specialty Products sales
for the quarter increased 14.6%, and by 11.1%
in constant currencies,
compared
with the fourth quarter of 2024,
reflecting strong overall dental implant and solid endodontics sales growth.
● Global Technology sales
for the quarter increased 8.4%, and by 7.6% in constant currencies, compared with the
fourth quarter of 2024,
reflecting accelerated adoption of cloud-based software and revenue from newly launched
solutions.
●
GAAP net income
2
for the quarter was $101 million, or $0.85 per diluted share
4
, and compares with fourth-quarter
2024 GAAP net income of $94 million, or $0.74 per diluted share.
●
Non-GAAP net income 2 for the quarter was $160 million, or $1.34 per diluted share 4 , and compares with fourth-
quarter 2024 non-GAAP net income of $149 million, or $1.19 per diluted share.
●
Adjusted EBITDA 3
for the quarter was $291 million, and compares
with fourth-quarter 2024 Adjusted EBITDA of
$270 million.
Full-Year
Financial Results
●
Total
net sales
for 2025 were $13.2 billion.
Total net sales increased 4.0% compared with 2024 and reflects 2.6%
internal sales growth, 0.9% sales growth from acquisitions, and a 0.5% increase resulting from foreign currency
exchange. Sales growth is detailed in Exhibit A 1 .
●
GAAP net income 2
for 2025 was $398 million, or $3.27 per diluted share
4 , and compares with 2024 GAAP net
income of $390 million, or $3.05 per diluted share.
●
Non-GAAP net income
2
for 2025 was $605 million, or $4.97 per diluted share
4
, and compares with 2024 non-GAAP
net income of $605 million, or $4.74 per diluted share.
●
Adjusted EBITDA 3
for 2025 was $1,101 million and compares with 2024 Adjusted EBITDA of $1,061 million.
Share Repurchases
During the fourth quarter of 2025, the Company repurchased approximately
2.8 million shares of common stock at an
average price of $71.10 per share for a total of $200 million.
For the full year 2025, the Company repurchased approximately 12.1 million shares of common stock at an average
price of $70.47 per share for a total of $850 million.
This includes 3.5 million shares of common stock purchased under the

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Accelerated Stock Repurchase plan (ASR) which was completed in the third quarter, at an average price of $71.60 per share
for a total of $250 million.
At year-end, Henry Schein had $780 million authorized and available for future stock repurchases.
2026 Financial Guidance
Henry Schein today provided financial guidance for 2026. Guidance is for current continuing operations and does not
include the impact of restructuring expenses and related costs, amortization expense of acquired intangible assets, the
impairment of intangible assets, changes in contingent consideration, costs associated with shareholder advisory matters,
select implementation-related costs supporting value creation initiatives,
and litigation settlements. This guidance also
assumes that foreign currency exchange rates remain generally consistent with current levels.
●
2026 non-GAAP diluted EPS attributable to Henry Schein, Inc.
is expected to be $5.23 to $5.37.
●
2026 total sales growth is expected to be approximately 3% to 5% over 2025.
●
2026 Adjusted EBITDA 3
is expected to grow mid-single digits compared with 2025.
Adjustments to 2026 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2026 diluted EPS and for 2026
Adjusted EBITDA on a non-GAAP basis, as
noted above. The Company is not providing a reconciliation of its 2026 non-GAAP diluted EPS guidance to its projected
2026 diluted EPS prepared on a GAAP basis, or its 2026
Adjusted EBITDA guidance to net income prepared on a GAAP
basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring expenses
and related costs, including its ongoing value-creation initiatives, and the corresponding tax effect, which will be included in
the Company’s 2026 diluted EPS and net income, prepared on a GAAP basis. The inability to provide this reconciliation is
due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude, financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance.
For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.
Fourth-Quarter 2025 Conference Call Webcast
The Company will hold a conference call to discuss fourth-quarter 2025 financial results today, beginning at 8:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts. In addition, a replay will be available beginning shortly after the call has ended
for a period of one week.
The Company will be posting slides that provide a summary of its fourth-quarter
2025 financial results on its website at
https://investor.henryschein.com/financials/quarterly-results/.
About Henry Schein, Inc.

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Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 25,000 Team
Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,
and has operations or affiliates in 34 countries and territories. The Company's sales reached
$13.2 billion in 2025, and
have grown at a compound annual rate of approximately 11.0 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,
and @HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use
of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation
Reform Act of 1995, we provide the
following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the
forward-looking statements, expectations and assumptions expressed or implied herein.
All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance.
These forward-looking statements involve known and
unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such
terms as “may,” “could,”
“expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,”
“to be,” “to make” or other
comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained
in documents we have filed with the United States Securities and Exchange
Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from
current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products,
our dependence on third parties for raw materials or purchased components;
risks relating to the achievement of our strategic growth
objectives, including anticipated results of restructuring and value creation initiatives; risks related to the Strategic Partnership Agreement with KKR Hawaii Aggregator L.P.
entered into in January 2025; transitions in senior company leadership; our ability to develop or
acquire and maintain and protect new products (particularly technology and specialty products) and services and utilize new technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal,
regulatory, compliance,
financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain
provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with
our information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including
the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; political, economic, and regulatory influences on the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy
costs; changes in laws and policies governing manufacturing, development and investment in territories and countries where we do business; general global and domestic macro-economic and political conditions,
including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations),
consumer confidence,
sovereign debt levels, fluctuations in energy pricing and
the value of the U.S. dollar as compared to foreign currencies and changes to other economic indicators;
failure to comply with existing and future regulatory requirements, including relating to health care; risks
associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws

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and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal
information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability,
intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or
similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; the threat
or outbreak of war (including, without limitation, geopolitical wars), terrorism or public unrest (including, without limitation, the war in
Ukraine, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict);
changes to laws and policies governing foreign trade, tariffs and sanctions or greater restrictions on imports and exports, including changes to international trade agreements and the current imposition of (and the potential for additional) tariffs by the U.S. on numerous countries and retaliatory tariffs; supply chain disruption;
litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management (including, without limitation, the transition to a new Chief Executive
Officer), employee hiring and retention, increases in labor
costs or health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that
these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking
statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).
These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, amortization of acquisition-related assets, the insurance claim recovery associated with the
cybersecurity incident, changes in contingent consideration, costs associated with shareholder advisory matters and select value creation
consulting costs, and litigation settlements because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis. These non-GAAP financial measures are
presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
currency exchange rates and excludes sales from acquisitions.
2
See Exhibit B for a reconciliation of GAAP net income and diluted
EPS to non-GAAP net income and diluted EPS.
3 See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4
References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.
CONTACTS:
Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500
Media
Tim Vassilakos
Vice President,
Global Corporate Communications
timothy.vassilakos@henryschein.com
(516) 510-0926
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS
OF INCOME
(in millions,
except share and per share data)
Three Months Ended
Years
Ended
December 27, December 28, December 27, December 28,
2025 2024 2025 2024
(unaudited) (unaudited)
Net sales
$ 3,437 $ 3,191 $ 13,184 $ 12,673
Cost of sales
2,374 2,198 9,079 8,657
Gross profit
1,063 993 4,105 4,016
Operating expenses:
Selling, general and administrative
808 738 3,084 3,034
Depreciation and amortization 69 63 263 251
Restructuring and related costs 23 37 105 110
Operating income 163 155 653 621
Other income (expense):
Interest income
9 6 33 24
Interest expense
(39) (35) (150) (131)
Other, net
- - (3) (1)
Income before taxes, equity in earnings of affiliates
and noncontrolling interests 133 126 533 513
Income taxes (32) (31) (126) (128)
Equity in earnings of affiliates, net of tax 2 1 12 13
Net income 103 96 419 398
Less: Net income attributable to noncontrolling interests
(2) (2) (21) (8)
Net income attributable to Henry Schein, Inc. $ 101 $ 94 $ 398 $ 390
Earnings per share attributable to Henry Schein, Inc.:
Basic
$ 0.86 $ 0.75 $ 3.29 $ 3.07
Diluted
$ 0.85 $ 0.74 $ 3.27 $ 3.05
Weighted-average common
shares outstanding:
Basic
117,359,505 124,505,908 120,813,977 126,788,997
Diluted
118,335,539 125,626,639 121,717,876 127,779,228

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HENRY SCHEIN, INC.
CONSOLIDATED
BALANCE SHEETS
(in millions, except share data)
December 27, December 28,
2025 2024
ASSETS
Current assets:
Cash and cash equivalents
$ 156 $ 122
Accounts receivable, net of allowance for credit losses of $90 and $78 1,651 1,482
Inventories, net 2,002 1,810
Prepaid expenses and other
655 569
Total current assets
4,464 3,983
Property and equipment, net
621 531
Operating lease right-of-use assets 301 293
Goodwill
4,213 3,887
Other intangibles, net
1,018 1,023
Investments and other 598 501
Total assets
$ 11,215 $ 10,218
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable
$ 1,154 $ 962
Bank credit lines
764 650
Current maturities of long-term debt
33 56
Operating lease liabilities 78 75
Accrued expenses:
Payroll and related
340 303
Taxes
179 139
Other
680 618
Total current liabilities
3,228 2,803
Long-term debt
2,310 1,830
Deferred income taxes
146 102
Operating lease liabilities 251 259
Other liabilities
486 387
Total liabilities
6,421 5,381
Redeemable noncontrolling interests
895 806
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
115,771,149 issued and outstanding on December 27, 2025 and
124,155,884 issued and outstanding on December 28, 2024 1 1
Additional paid-in capital 177 -
Retained earnings
3,293 3,771
Accumulated other comprehensive loss
(226) (379)
Total Henry Schein, Inc. stockholders' equity 3,245 3,393
Noncontrolling interests 654 638
Total stockholders' equity
3,899 4,031
Total liabilities, redeemable noncontrolling
interests and stockholders' equity
$ 11,215 $ 10,218

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED
STATEMENTS
OF CASH FLOWS
(in millions)
Three Months Ended Years Ended
December 27, December 28, December 27, December 28,
2025 2024 2025 2024
(unaudited) (unaudited)
Cash flows from operating activities:
Net income $ 103 $ 96 $ 419 $ 398
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization
82 76 311 297
Impairment charge on intangible assets 15 - 16 -
Impairment of capitalized software - 12 - 12
Non-cash restructuring and related charges 1 21 8 32
Stock-based compensation expense 10 9 39 39
Provision for losses on trade and other accounts receivable
7 2 16 14
Provision for (benefit from) deferred income taxes 5 (20) 5 (61)
Equity in earnings of affiliates (2) (1) (12) (13)
Distributions from equity affiliates
2 2 11 12
Changes in unrecognized tax benefits (2) 2 4 5
Other
(13) (2) (57) (27)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable
74 127 (124) 315
Inventories
(70) (97) (95) (59)
Other current assets
(42) 9 (45) 47
Accounts payable and accrued expenses
211 (32) 216 (163)
Net cash provided by operating activities 381 204 712 848
Cash flows from investing activities:
Purchases of property and equipment (43) (36) (139) (148)
Payments related to equity investments and business acquisitions, net of cash acquired
(87) (7) (199) (230)
Proceeds from loan to affiliate 1 1 3 4
Capitalized software costs (14) (9) (52) (39)
Other
(4) (7) (13) (17)
Net cash used in investing activities
(147) (58) (400) (430)
Cash flows from financing activities:
Net change in bank credit lines (149) 13 108 387
Proceeds from issuance of long-term debt
175 - 489 120
Principal payments for long-term debt
(16) (125) (44) (318)
Debt issuance costs - - (2) -
Issuance of common stock - - 250 -
Proceeds from issuance of stock upon exercise of stock options
1 3 2 6
Payments for repurchases and retirement of common stock
(200) (75) (850) (385)
Payments for taxes related to shares withheld for employee taxes (1) - (15) (9)
Distributions to noncontrolling shareholders (18) (18) (30) (54)
Payments for contingent consideration - (2) (19) (2)
Acquisitions of noncontrolling interests in subsidiaries
2 - (77) (255)
Net cash used in financing activities (206) (204) (188) (510)
Effect of exchange rate changes on cash and cash equivalents (8) 54 (90) 43
Net change in cash and cash equivalents 20 (4) 34 (49)
Cash and cash equivalents, beginning of period
136 126 122 171
Cash and cash equivalents, end of period
$ 156 $ 122 $ 156 $ 122

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Exhibit A - Fourth Quarter Sales
Henry Schein, Inc.
2025 Fourth Quarter
Sales Summary
(in millions)
(unaudited)
Q4 2025 over Q4 2024
Constant Currency Growth
2025 2024
Local Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 583 $ 562 3.6% 0.0% 3.6% 0.0% 3.6%
Equipment 274 247 10.6% 0.0% 10.6% 0.0% 10.6%
Value-Added Services 53 52 0.8% 0.9% 1.7% 0.0% 1.7%
Total Dental 910 861 5.5% 0.0% 5.5% 0.0% 5.5%
Medical 1,045 996 3.1% 1.8% 4.9% 0.0% 4.9%
Total U.S. Distribution and Value-Added Services 1,955 1,857 4.2% 1.0% 5.2% 0.0% 5.2%
International Distribution and Value-Added Services
Merchandise 635 582 3.9% -0.1% 3.8% 5.4% 9.2%
Equipment 262 231 7.5% 0.0% 7.5% 6.4% 13.9%
Value-Added Services 11 6 59.7% 7.0% 66.7% 10.0% 76.7%
Total Dental 908 819 5.3% 0.0% 5.3% 5.7% 11.0%
Medical 28 26 1.9% 0.0% 1.9% 4.8% 6.7%
Total International Distribution and Value-Added Services 936 845 5.2% 0.0% 5.2% 5.7% 10.9%
Global Distribution and Value-Added Services
Global Merchandise 1,218 1,144 3.7% 0.0% 3.7% 2.7% 6.4%
Global Equipment 536 478 9.1% 0.0% 9.1% 3.1% 12.2%
Global Value-Added Services 64 58 6.9% 1.6% 8.5% 1.1% 9.6%
Global Dental 1,818 1,680 5.4% 0.0% 5.4% 2.8% 8.2%
Global Medical 1,073 1,022 3.1% 1.7% 4.8% 0.1% 4.9%
Total Global Distribution and Value-Added Services 2,891 2,702 4.5% 0.7% 5.2% 1.8% 7.0%
Global Specialty Products 422 368 6.4% 4.7% 11.1% 3.5% 14.6%
Global Technology 173 160 7.6% 0.0% 7.6% 0.8% 8.4%
Eliminations (49) (39) n/a n/a n/a n/a n/a
Total Global $ 3,437 $ 3,191 4.9% 0.9% 5.8% 1.9% 7.7%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year-to-Date Sales
Henry Schein, Inc.
Full Year 2025
Sales Summary
(in millions)
(unaudited)
Full Year 2025 over Full Year
2024
Constant Currency Growth
2025 2024
Local Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 2,383 $ 2,350 1.3% 0.0% 1.3% 0.0% 1.3%
Equipment 897 897 0.0% 0.0% 0.0% 0.0% 0.0%
Value-Added Services 206 211 -4.0% 1.3% -2.7% 0.0% -2.7%
Total Dental 3,486 3,458 0.6% 0.1% 0.7% 0.0% 0.7%
Medical 4,162 3,974 3.2% 1.5% 4.7% 0.0% 4.7%
Total U.S. Distribution and Value-Added Services 7,648 7,432 2.0% 0.9% 2.9% 0.0% 2.9%
International Distribution and Value-Added Services
Merchandise 2,448 2,373 1.5% 0.4% 1.9% 1.3% 3.2%
Equipment 902 826 5.7% 1.0% 6.7% 2.6% 9.3%
Value-Added Services 32 22 16.5% 31.0% 47.5% 1.5% 49.0%
Total Dental 3,382 3,221 2.7% 0.8% 3.5% 1.5% 5.0%
Medical 108 107 -0.8% 0.0% -0.8% 1.5% 0.7%
Total International Distribution and Value-Added Services 3,490 3,328 2.5% 0.8% 3.3% 1.6% 4.9%
Global Distribution and Value-Added Services
Global Merchandise 4,831 4,723 1.4% 0.2% 1.6% 0.6% 2.2%
Global Equipment 1,799 1,723 2.7% 0.5% 3.2% 1.2% 4.4%
Global Value-Added Services 238 233 -2.0% 4.0% 2.0% 0.2% 2.2%
Global Dental 6,868 6,679 1.6% 0.4% 2.0% 0.8% 2.8%
Global Medical 4,270 4,081 3.1% 1.5% 4.6% 0.0% 4.6%
Total Global Distribution and Value-Added Services 11,138 10,760 2.2% 0.8% 3.0% 0.5% 3.5%
Global Specialty Products 1,544 1,446 3.3% 2.4% 5.7% 1.0% 6.7%
Global Technology 675 630 6.7% 0.0% 6.7% 0.4% 7.1%
Eliminations (173) (163) n/a n/a n/a n/a n/a
Total Global $ 13,184 $ 12,673 2.6% 0.9% 3.5% 0.5% 4.0%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2025 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
Fourth Quarter Full Year
% %
2025 2024 Growth 2025 2024 Growth
Net income attributable to Henry Schein, Inc. $ 101 $ 94 7.9% $ 398 $ 390 2.2%
Diluted EPS attributable to Henry Schein, Inc. $ 0.85 $ 0.74 14.9% $ 3.27 $ 3.05 7.2%
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring and related costs (1) $ 14 $ 28 $ 72 $ 79
Acquisition intangible amortization (2) 28 27 109 112
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) - (15) (15) (23)
Impairment of capitalized assets (4) - 6 - 6
Change in contingent consideration (5) (5) 7 (2) 35
Litigation settlements (6) 2 - 4 4
Costs associated with shareholder advisory matters and select value creation consulting costs (7) 9 2 27 2
Impairment of intangible assets (8) 11 - 12 -
Non-GAAP adjustments to net income $ 59 $ 55 $ 207 $ 215
Non-GAAP net income attributable to Henry Schein, Inc. $ 160 $ 149 6.6% $ 605 $ 605 (0.1) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.34 $ 1.19 12.6% $ 4.97 $ 4.74 4.9%
Management believes that non-GAAP financial measures
provide investors with useful supplemental information
about the financial
performance of our business, enable comparison of financial results between periods where certain items may
vary independent of
business performance and allow for greater transparency
with respect to key metrics used by management
in operating our business.
These non-GAAP financial measures are
presented solely for informational and comparative
purposes and should not be regarded
as a
replacement for corresponding,
similarly captioned, GAAP measures.
Net income growth rates are
based on actual values and may not
recalculate due to rounding.
Amounts may not sum due to rounding.
(1)
Restructuring and Related Costs
The following table presents details of our restructuring and related costs:
Fourth Quarter Full Year
2025 2024 2025 2024
Restructuring and related costs - pre-tax, as reported $ 23 $ 37 $ 105 110
Income tax benefit (2) (7) (23) (25)
Amount attributable to noncontrolling interests (7) (2) (10) (6)
Restructuring and related costs, net $ 14 $ 28 $ 72 $ 79

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(2)
Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Fourth Quarter Full Year
2025 2024 2025 2024
Acquisition intangible amortization - pre-tax, as reported $ 46 $ 44 $ 179 184
Income tax benefit (12) (11) (45) (46)
Amount attributable to noncontrolling interests (6) (6) (25) (26)
Acquisition intangible amortization, net $ 28 $ 27 $ 109 $ 112
(3)
Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4
2023 cyber incident.
During Q1 2025, we received insurance proceeds of $20 million ($15 million, net of taxes)
under this policy representing the remaining insurance recovery of losses related to the cyber incident.
During Q4
2024 and YTD 2024, we received insurance proceeds of $20 million ($15 million, net of taxes) and $40 million ($30
million, net of taxes), respectively,
representing a partial insurance recovery of losses related to the cyber incident.
One time professional and other fees were $0 million ($0 million, net of taxes) and $9 million
($7 million, net of
taxes), for Q4 2024 and YTD 2024, respectively.
(4)
Represents impairment of certain capitalized asset costs of $12 million
($6 million net of taxes and noncontrolling
interests) recorded during Q4 2024.
(5)
Represents a change in the fair value of contingent consideration of $6 million ($5 million, net of taxes) and $2
million ($2 million, net of taxes) recorded during Q4 2025 and YTD 2025, respectively, related to acquisitions
and
$7 million ($7 million, net of taxes) and $45 million ($35 million, net of taxes) recorded during Q4 2024 and YTD
2024, respectively, related
to certain 2022 and 2023 acquisitions.
(6)
Represents settlement amounts for litigation at one of our businesses during
Q4 2025 and YTD 20205 as well as
certain opioid related lawsuits during YTD 2025.
Represents YTD 2024 settlement amounts for litigation related to the October 2023 cyber incident and settlement of certain opioid related lawsuits.
(7)
Represents costs associated with shareholder advisory matters and select value creation consulting costs of $12
million ($9 million, net of taxes) and $36 million ($27 million, net of taxes) recorded during Q4 2025 and YTD
2025, respectively,
and $2 million ($2 million, net of taxes) recorded during Q4 2024.
(8)
The following table presents details of impairment charges
recorded in relation to certain intangible
assets:
Fourth
Quarter
Full Year
2025 2025
Impairment charges - pre-tax, as reported $ 15 $ 16
Income tax benefit (3) (3)
Amount attributable to noncontrolling interests (1) (1)
Impairment charges, net $ 11 $ 12

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Exhibit C
Henry Schein, Inc.
2025 Fourth Quarter and Full Year
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Fourth Quarter Full Year
2025 2024 2025 2024
Net income attributable to Henry Schein, Inc. (GAAP) $ 101 $ 94 $ 398 390
Income attributable to noncontrolling interests 2 2 21 8
Net income (GAAP) 103 96 419 398
Definitional adjustments:
Interest income (9) (6) (33) (24)
Interest expense 39 35 150 131
Income taxes 32 31 126 128
Depreciation and amortization 82 76 311 297
Non-GAAP adjustments:
Restructuring and related costs 23 37 105 110
Cyber incident-insurance proceeds, net of third-party advisory expenses
- (20) (20) (31)
Impairment of capitalized assets - 12 - 12
Impairment of intangible assets 15 1 16 1
Change in contingent consideration (6) 7 (2) 45
Costs associated with shareholder advisory matters and select value creation consulting costs
12 2 36 2
Litigation settlements 2 - 5 5
Other adjustments:
Equity in earnings of affiliates, net of tax (2) (1) (12) (13)
Adjusted EBITDA (non-GAAP) $ 291 $ 270 $ 1,101 $ 1,061
Adjusted EBITDA is a non-GAAP measure that we calculate
in the manner reflected on Exhibit C.
We define Adjusted EBITDA as net income, excluding (i) net
income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income taxes, (iv) depreciation and amortization,
(v) restructuring and related
costs, (vi) cyber incident-insurance proceeds, net of third-party advisory expenses, (vii) impairment of capitalized assets, (viii)
impairment of intangible assets, (ix)
change in contingent
consideration, (x) costs associated with shareholder
advisory matters and select value creation consulting
costs, (xi) litigation settlements and
(xii) equity in earnings of affiliates, net of tax.
Amounts may not sum due to rounding.